UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21996

Greenwich Advisors Trust

(Exact name of registrant as specified in charter)

330 Railroad Avenue, Greenwich, CT 77057
(Address of principal executive offices)

Gemini Fund Services, LLC.

450 Wireless Blvd.

Hauppauge, NY 11788
(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-531-7064

Date of fiscal year end: February 28, 2010

Date of reporting period: February 28, 2010

Item 1. Reports to Stockholders.

Greenwich Advisors India Select Fund

Annual Report

February 28, 2010

SHAREHOLDER ANNUAL REPORT

Dear Shareholders:

We are pleased to present this report for the Greenwich Advisors India Select Fund (the “Fund”), which covers the one year period from March 1st, 2009 to February 28th, 2010. The Indian stock market made a spectacular turnaround from the prior year as the Bombay Stock Exchange(BSE) 100 Index1 posted a remarkable 115.20 % return USD (93.9% in Rupees), while the Fund posted a return of 92. 49 % USD (Class A Shares).

Market overview

The Indian market had a remarkable year, with the BSE 100 gaining 115 ..20%. The catalysts for this rally were a reversal in investor sentiment and the recovery of distressed sectors. The Auto & Metals sectors were some of the worst performers in 2008 due to a decline in demand for materials and consumer goods. These two sectors posted 197% and 288% gains, respectively, this period after 43% and 72% losses in 2008.  Business service industries, particularly in Banking & IT, recovered after a stagnant year in 2008 as renewed demand for goods led to increased demand for financial and technological services. The Banking & IT service sectors were up 157% and 205%, respectively, for 2009. Capital goods had a solid year with a 153% return due to a sizeable public stimulus package that reinvigorated investments into the country's ailing infrastructure. Pharmaceuticals and Fast Moving Consumer goods were laggards after outperforming other sectors during the credit crisis.

Food prices rose sharply due to a delayed and dry monsoon season that caused severe droughts throughout India. India’s inflation increased over the first half of the year. Inflation rose from - 0.67% to 8.56%. Inflationary pressures and the delicate balance between controlling inflation while promoting growth will be the major theme for 2010. If inflation continues to increase, the government could be prompted to intervene earlier than expected.

Through “the Great Slow D own” of 2008, the Indian economy fared better than many of its peers with GDP 2 growth staying above 6 % year over year.  In 2009, India’s growth machine began to churn at an accelerated pace, largely driven by consumer spending.  GDP growth reached its high for the year in September 2009, at 7.9%.

The year brought about political stability with India’s coalition government re-elected, minimizing the Communist Party’s ability to affect government policies. Markets reacted favorably to this development, as investors gained confidence that India’s globalization efforts would continue.  The rupee strengthened considerably from 51.16 Rupee/USD in February of 2009 to 46.08 Rupee/USD i n February of 2010 largely due to a capital inflow after a renewed appetite for risk.

SHAREHOLDER ANNUAL REPORT

Fund Review

The F und performed admirably during the period, boasting a 92. 49 % return which slightly underperformed the index. The Fund held large positions in shares of materials, information technology and industrials firms. Those sectors outperformed the Indian benchmark index and generated alpha for our investors. The Fund’s underweight position in fast-moving consumer goods also boosted relative performance, as this sector produced the period’s weakest returns.

Our cash holdings weighed on the Fund’s returns. Cash allocation of the portfolio in February 2009 was at 22.63% due to the market volatility experienced in 2008. By the mid-point of 2009, the F und ’ s cash allocation reached 33.28% 3 F und finished the year at 6.85%. Market volatility during the period dictated our cash position, as Greenwich felt buying opportunities would present themselves later in the year.  Our under allocation to Real Estate, Energy, Utilities, and the Financial sector s dragged down our performance as these sectors were some of the benchmark’s best for the past year.

Sincerely,

Suhas Kundapoor

Investment Concerns:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing involves increased risk and volatility.  An investment in this Fund entails the special risks of international investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

The geographical concentration of the portfolio holdings in this Fund may involve increased risk.

Definitions:

¹ The Bombay Stock Exchange 100 (BSE 100) Index is a free float-adjusted market capitalization-weighted index of 100 stocks on the Bombay Stock Exchange. The index is unmanaged and does not reflect the deduction of fees, such as investment management, fund accounting or taxes associated with a mutual fund. Investors cannot invest directly in an index.  Return quoted in U.S. dollars.

SHAREHOLDER ANNUAL REPORT

Terms:

2 The India Gross Domestic Product (“GDP”) measures the market value of the goods and services produced in India.

3 Cash portion of portfolio on 8/31/2009.

Greenwich Advisors India Select Fund
Fund Performance Review
February 28, 2010 (Unaudited)

The Fund's performance figures* for the year ended February 28, 2010, compared to its benchmark:

	1 Year	Since Inception	Inception Date
A Shares (without load)	92.49%	-5.17%	8/1/2007
A Shares (with max load of 5.75%)	81.29%	-7.33%
C Shares (without CDSC)	91.76%	-5.64%	8/1/2007
C Shares (with max CDSC of 1.00%)	91.76%	-5.64%
I Shares	93.44%	-4.67%	8/1/2007
Bombay Stock Exchange 100 Index [1]	115.20%	0.07%
	A Shares	C Shares	I Shares
Gross Expense Ratio[2]	46.24%	46.83%	48.03%
Net Expenses Ratio[2]	2.41%	2.91%	1.91%

* Past performance does not guarantee future results.  The performance data quoted represents past performance, and current returns may be lower or higher.  Total return figures include change in share price, reinvestment of dividends and capital gains.  The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.  To obtain performance information current to the most month-end, please call 1-866-667-8733.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

¹ The Bombay Stock Exchange 100 (BSE 100) Index is a free float-adjusted market capitalization-weighted index of 100 stocks on the Bombay Stock Exchange. The index is unmanaged and does not reflect the deduction of fees, such as investment management, fund accounting or taxes associated with a mutual fund. Investors cannot invest directly in an index.  Return quoted in U.S. dollars.

[2] The Gross and Net expense ratios are from the Fund's most recent Prospectus, dated July 1, 2009. The net expense ratio reflects contractual waivers that if not extended, will end on June 30, 2010. In absence of such waivers, total return would have been reduced. Additional information pertaining to the Fund's expense ratios as of February 28, 2010 can be found in this report in the financial highlights section for each class.

Comparison of the Change in Value of a $10,000 Investment

This chart assumes an initial hypothetical investment of $10,000 made on August 1, 2007, and reflects the maximum sales load of 5.75%.

Top Holdings By Industry	% of Net Assets
Mining	13.9%
Engineering & Construction	10.1%
Software	9.8%
Computers	7.7%
Oil & Gas	6.8%
Auto Manufactures	6.6%
Banks	5.7%
Electrical Components & Equipment	4.8%
Telecommunications	3.9%
Building Materials	3.8%
Other, Cash & Cash Equivalents	26.9%
100.0%

Greenwich Advisors India Select Fund
PORTFOLIO OF INVESTMENTS
February 28, 2010
Shares		Value

	COMMON STOCK - 87.5%
	AGRICULTURE - 1.9%
2,424	ITC Ltd.	$ 12,220

	AUTO MANUFACTURERS - 6.6%
1,541	Mahindra & Mahindra Ltd.	33,696
615	Tata Motors Ltd.	9,512
		43,208
	BANKS - 5.7%
377	HDFC Bank Ltd.	13,936
1,220	ICICI Bank Ltd.	23,094
		37,030
	BUILDING MATERIALS - 3.8%
1,607	Ambuja Cements Ltd.	3,732
250	Grasim Industries Ltd.	14,631
2,438	India Cements Ltd.	6,224
		24,587
	CHEMICALS - 1.6%
3,220	United Phosphorus Ltd.	10,586

	COMPUTERS - 7.7%
551	Infosys Technologies Ltd.	31,179
1,142	Tata Consultancy Services Ltd.	18,892
		50,071
	COSMETICS/PERSONAL CARE - 1.6%
2,855	Dabur India Ltd.	10,476

	DIVERSIFIED FINANCIAL SERVICES - 2.6%
320	Housing Development Finance Corp.	17,347

	ELECTRICAL COMPONENTS & EQUIPMENT - 4.8%
819	ABB Ltd.	14,120
337	Bharat Heavy Electricals Ltd.	17,181
		31,301
	ENGINEERING & CONSTRUCTION - 10.1%
12,202	Jaiprakash Associates Ltd.	34,967
910	Larsen & Toubro Ltd.	30,901
		65,868
	INSURANCE - 1.1%
432	Reliance Capital Ltd.	7,370

	IRON/STEEL - 1.5%
805	Tata Steel Ltd.	10,034

	LODGING - 1.4%
4,696	Indian Hotels Co. Ltd.	9,130

	MINING - 13.9%
7,938	Sesa Goa Ltd.	68,966
1,309	Sterlite Industries India Ltd.	22,205
		91,171

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2010
Shares		Value

	OIL & GAS - 6.8%
2,094	Reliance Industries Ltd.	$ 44,506

	PHARMACEUTICALS - 2.7%
1,491	Cipla Ltd.	10,234
11	Ranbaxy Laboratories Ltd. *	112
229	Sun Pharmaceutical Industries Ltd.	7,662
		18,008
	SOFTWARE - 9.8%
347	Financial Technologies India Ltd.	11,137
897	HCL Technologies Ltd.	7,159
946	Oracle Financial Services Software Ltd. *	45,887
		64,183
	TELECOMMUNICATIONS - 3.9%
1,976	Bharti Airtel Ltd.	11,975
3,864	Reliance Communications Ltd.	13,233
		25,208

	TOTAL COMMON STOCK ( Cost - $594,884)	572,304

	TOTAL INVESTMENTS - 87.5% ( Cost - $594,884) (a)	$ 572,304
	OTHER ASSETS LESS LIABILITIES - 12.5%	81,625
	NET ASSETS - 100.0%	$ 653,929

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $ 597,060, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 99,077
	Unrealized depreciation	(123,833)
	Net unrealized depreciation	$ (24,756)

* Non-Income producing security.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010

ASSETS
Investments at value (Cost $594,884)	$ 572,304
Cash	42,101
Foreign Currency (Cost $259)	262
Receivable from Investment Advisor	21,774
Dividends receivable	42
Prepaid expenses and other assets	55,983
TOTAL ASSETS	692,466

LIABILITIES
Payable to affiliates	11,973
Distribution (12b-1) fees	352
Accrued expenses and other liabilities	26,212
TOTAL LIABILITIES	38,537
NET ASSETS	$ 653,929

Net Assets Consist Of:
Paid in capital	$ 1,302,816
Accumulated net realized loss from security transactions	(626,310)
Net unrealized depreciation on investments and foreign currency transactions	(22,577)
NET ASSETS	$ 653,929

Class A Shares
Net Assets	$ 431,137
Shares Outstanding	49,420
Net Asset Value, Offering and Redemption Price per share (a)	$ 8.72

Maximum Sales Charge	5.75%

Maximum Offering Price per share	$ 9.25

Class C Shares
Net Assets	$ 213,953
Shares Outstanding	24,857
Net Asset Value, Offering and Redemption Price per share (a)	$ 8.61

Class I Shares
Net Assets	$ 8,839
Shares Outstanding	1,000
Net Asset Value, Offering and Redemption Price per share (a)	$ 8.84

(a) Redemptions made within 90 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2010

INVESTMENT INCOME
Dividends	$ 4,321
Interest	18
TOTAL INVESTMENT INCOME	4,339

EXPENSES
Transfer agent fees	63,932
Registration fees	51,302
Administrative services fees	47,736
Accounting services fees	45,107
Legal fees	30,039
Compliance officer fees	21,027
Audit fees	19,281
Insurance expense	17,077
Trustees' fees and expenses	11,018
Investment advisory fees	7,654
Printing and postage expenses	6,548
Distribution (12b-1) fees (Class A Shares)	2,091
Distribution (12b-1) fees (Class C Shares)	1,865
Custodian fees	1,637
Other expenses	4,769
TOTAL EXPENSES	331,083
Fees Waived/ Expenses Reimbursed by the Advisor	(315,767)
NET EXPENSES	15,316

NET INVESTMENT LOSS	(10,977)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments and foreign currency transactions	(1,718)
Net change in unrealized appreciation on investments and foreign currency transactions	357,215
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	355,497

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 344,520

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	February 28, 2010	February 28, 2009
FROM OPERATIONS
Net investment loss	$ (10,977)	$ (13,751)
Net realized (loss) from investments and foreign currency transactions	(1,718)	(621,899)
Net change in unrealized appreciation/(depreciation) on investments
and foreign security transactions	357,215	(280,482)
Net increase/(decrease) in net assets resulting from operations	344,520	(916,132)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A Shares	33,973	429,151
Class C Shares	20,909	201,367
Class I Shares	-	441
Payments for shares redeemed
Class A Shares	(138,620)	(406,070)
Class C Shares	(31,803)	(135,436)
Net increase/(decrease) in net assets from shares of beneficial interest	(115,541)	89,453

TOTAL INCREASE / (DECREASE) IN NET ASSETS	228,979	(826,679)

NET ASSETS
Beginning of Year	424,950	1,251,629
End of Year*	$ 653,929	$ 424,950
* Includes accumulated net investment loss of:	$ -	$ -

SHARE TRANSACTIONS
Class A Shares:
Shares Sold	4,357	48,071
Shares Redeemed	(20,957)	(79,855)
Net decrease in shares of beneficial interest outstanding	(16,600)	(31,784)

Class C Shares:
Shares Sold	2,726	22,935
Shares Redeemed	(4,871)	(23,652)
Net decrease in shares of beneficial interest outstanding	(2,145)	(717)

Class I Shares:
Shares Sold	-	-
Net increase in shares of beneficial interest outstanding	-	-

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year	For the Year	For the Period
	Ended	Ended	Ended
CLASS A	February 28, 2010	February 28, 2009	February 29, 2008 (1)

Net asset value,
beginning of period	$ 4.53	$ 9.90	$ 10.00

Loss from investment operations:
Net investment loss (2)	(0.12)	(0.09)	(0.03)
Net realized and unrealized
gain/(loss) on investments	4.31	(5.28)	(0.07)
Total from investment operations	4.19	(5.37)	(0.10)

Net asset value, end of period	$ 8.72	$ 4.53	$ 9.90

Total return	92.49%	(54.24%)	(1.00%)	(3)

Net assets, end of year (000s)	$ 431	$ 299	$ 968

Ratio of gross expenses to average
net assets	53.83%	46.18%	125.20%	(4,5)
Ratio of net expenses to average
net assets	2.35%	2.35%	2.35%	(4)
Ratio of net investment loss
to average net assets	(1.64%)	(1.17%)	(1.65%)	(4)

Portfolio turnover rate	0.00%	51.65%	5.49%	(3)

(1) Inception date August 1, 2007. Operations commenced on August 30, 2007.
(2)	Per share amounts calculated using the average shares method which appropriately presents the per share data for the period.
(3) Not annualized.
(4) Annualized.
(5)	During the period, certain fees were contractually reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year	For the Year	For the Period
	Ended	Ended	Ended
CLASS C	February 28, 2010	February 28, 2009	February 29, 2008 (1)

Net asset value,
beginning of period	$ 4.49	$ 9.87	$ 10.00

Loss from investment operations:
Net investment loss (2)	(0.16)	(0.12)	(0.05)
Net realized and unrealized
gain/(loss)loss on investments	4.28	(5.26)	(0.08)
Total from investment operations	4.12	(5.38)	(0.13)

Net asset value, end of period	$ 8.61	$ 4.49	$ 9.87

Total return	91.76%	(54.51%)	(1.30%)	(3)

Net assets, end of year (000s)	$ 214	$ 121	$ 274

Ratio of gross expenses to average
net assets	54.33%	46.78%	126.01%	(4,5)
Ratio of net expenses to average
net assets	2.85%	2.85%	2.85%	(4)
Ratio of net investment loss
to average net assets	(2.15%)	(1.62%)	(2.05%)	(4)

Portfolio turnover rate	0.00%	51.65%	5.49%	(3)

(1) Inception date August 1, 2007. Operations commenced on August 30, 2007.
(2)	Per share amounts calculated using the average shares method which appropriately presents the per share data for the period.
(3) Not annualized.
(4) Annualized.
(5)	During the period, certain fees were contractually reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year	For the Year	For the Period
	Ended	Ended	Ended
CLASS I	February 28, 2010	February 28, 2009	February 29, 2008 (1)

Net asset value,
beginning of period	$ 4.57	$ 9.92	$ 10.00

Loss from investment operations:
Net investment loss (2)	(0.09)	(0.06)	(0.05)
Net realized and unrealized
gain/(loss) on investments	4.36	(5.29)	(0.03)
Total from investment operations	4.27	(5.35)	(0.08)

Net asset value, end of period	$ 8.84	$ 4.57	$ 9.92

Total return	93.44%	(53.93%)	(0.80%)	(3)

Net assets, end of year (000s)	$ 9	$ 5	$ 10

Ratio of gross expenses to average
net assets	53.33%	47.98%	125.26%	(4,5)
Ratio of net expenses to average
net assets	1.85%	1.85%	1.85%	(4)
Ratio of net investment loss
to average net assets	(1.16%)	(0.80%)	(0.95%)	(4)

Portfolio turnover rate	0.00%	51.65%	5.49%	(3)

(1) Inception date August 1, 2007. Operations commenced on August 30, 2007.
(2)	Per share amounts calculated using the average shares method which appropriately presents the per share data for the period.
(3) Not annualized.
(4) Annualized.
(5)	During the period, certain fees were contractually reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

See accompanying notes to financial statements.

Greenwich Advisors India Select Fund
Notes to Financial Statements

February 28, 2010

1.

ORGANIZATION

The Greenwich Advisors India Select Fund (the “Fund”) is a diversified series of Greenwich Advisors Trust (the “Trust”). The Trust was organized under the laws of the State of Ohio on December 22, 2006.  The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is the only series of the Trust.  The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.  The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares:  Class A Shares, Class C Shares and Class I Shares.  Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with U.S. accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Greenwich Advisors, LLC (the “Advisor”) believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any U.S. stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  Securities traded on a foreign exchange are fair valued daily using an independent pricing service approved by the Board of Trustees (the “Board”).  Fair valuing of securities with the assistance of a pricing service is determined by using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Greenwich Advisors India Select Fund
Notes to Financial Statements (Continued)

February 28, 2010

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of February 28, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	-	572,304	-	572,304

The Fund did not hold any Level 3 securities during the year.

*    Refer to the Portfolio of Investments for industry classification.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Cash: The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. Cash amounts were not in excess of federally insured limits at February 28, 2010.

Foreign Currency Translation: For purposes of determining the Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments that is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Security Transactions and Related Income: Security transactions are accounted for on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders: Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributions from net realized gains, if any, are declared and distributed at least annually by the Fund.   Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.  These “'book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Greenwich Advisors India Select Fund
Notes to Financial Statements (Continued)

February 28, 2010

Federal Income Taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a “regulated investment company” and to make the requisite distributions of taxable income to its shareholders that will be sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Fund’s capital gains realized on foreign securities in the country of domicile.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2008 and 2009 and during the year ended February 28, 2010, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.   However, based on experience, the Fund expects that risk of loss to be remote.

3.

RELATED PARTY TRANSACTIONS

Investment Advisor

Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees computed daily and paid monthly at an annual rate of 1.25% of average net assets of the Fund. A Trustee and officer of the Fund are also officers of the Advisor, and are not paid any fees directly by the Fund for serving in such capacities.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by underlying funds and extraordinary expenses) at 2.35% of its average daily net assets for Class A shares, 2.85% of its average daily net assets for Class C shares and 1.85% of its average daily net assets for Class I shares through February 28, 2011.  For the year ended February 28, 2010 the Fund incurred $7,654 of advisory fees.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the total operating expenses for a class of shares to exceed the above Maximum Operating Expense Limits and the repayment is made within three years after the year in which the Advisor incurred the expense. Pursuant to its agreement, for the year ended February 28, 2010, the Advisor waived or reimbursed fees in the amount of $315,767. As of February 28, 2010, the Advisor may potentially recapture $1,097,199, of which $307,704 expires on February 28, 2011, $473,728 expires on February 29, 2012 and $315,767 expires on February 28, 2013.

SBI Funds Management Private Ltd. (the “Sub-Advisor”) serves as the sub-advisor to the Fund. As compensation, the Advisor (not the Fund) will pay the Sub-Advisor a tiered fee based on average daily net assets of the Fund.  See Note 9 regarding the resignation of the Sub-Advisor.

The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, transfer agent, and custody administration services. Certain officers of the Fund are officers and directors of GFS or its affiliates.

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $45,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% per annum on net assets of $25 million to $100 million

1 basis point or 0.01% per annum on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $18,000 per class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended February 28, 2010, the Fund incurred expenses of $21,027 for compliance services pursuant to the Fund’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee. For the year ended February 28, 2010, GemCom collected amounts totaling $5,278 for EDGAR and printing services performed.

Greenwich Advisors India Select Fund
Notes to Financial Statements (Continued)

February 28, 2010

4.

DISTRIBUTION  PLAN

Distributor

The Fund has retained Foreside Distribution Services, L.P. (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, Inc., to serve as principal underwriter for the shares of the Fund, pursuant to a Distribution Agreement between the Distributor and the Advisor.  Fees for such distribution services are paid to the Distributor by the Advisor.

Distribution Plan

The Fund has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) with respect to its Class A and Class C shares.  Pursuant to the Distribution Plan, the Fund will pay 0.50% and 1.00% of its average daily net assets attributable to its Class A and Class C shares, respectively. The Distribution Plan provides that the Fund pay the Distributor and other organizations for distributing such classes of shares, for advertising and marketing and for providing certain services to shareholders of the respective class of shares.

5.

PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term securities, for the year ended February 28, 2010, totaled:

Purchases

Sales

$0

$18,763

6.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund.  For year ended February 28, 2010, the Fund did not assess any redemption fees.

7.

FEDERAL TAX INFORMATION

As of February 28, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales.

At February 28, 2010, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $3 of such capital losses.

Greenwich Advisors India Select Fund
Notes to Financial Statements (Continued)

February 28, 2010

Permanent book and tax differences, primarily attributable to net operating losses and tax treatment of realized foreign currency losses, resulted in reclassification for the period ended February 28, 2010 as follows: a decrease in paid-in capital of $11,668; a decrease in accumulated net investment loss of $10,977; and a decrease in accumulated net realized loss from security transactions of $691.

8.

CONCENTRATION OF RISK

The Fund invests exclusively in securities of Indian companies. Investing in companies from one geographic region may pose additional risks inherent to a region’s economical and political situation.

9.           SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

On April 23, 2010, the Fund’s Sub-Advisor provided notice to the Trust of its intent to resign as Sub-Advisor to the Fund effective June 22, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Greenwich Advisors India Select Fund

(Greenwich Advisors Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Greenwich Advisors India Select Fund (the “Fund”), a series of Greenwich Advisors Trust, as of February 28, 2010, and the related statements of operations, changes in net assets and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial statements and financial highlights for the periods indicated prior to February 28, 2010, were audited by other auditors, who expressed unqualified opinions on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Greenwich Advisors India Select Fund as of February 28, 2010, and the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

April 29, 2010

Greenwich Advisors India Select Fund
Expense Examples

February 28, 2010

(Unaudited)

Table of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales (charges loads) on purchases, (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2009 through February 28, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Expense Ratio During Period
		9/1/09	2/28/10	9/1/09 - 2/28/10	9/1/09 - 2/28/10
India Select Fund	Class A	$ 1,000.00	$ 1,133.90	$ 12.43	2.35%
	Class C	1,000.00	1,131.40	15.06	2.85%
	Class I	1,000.00	1,136.20	9.80	1.85%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine that the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Expense Ratio During Period
		9/1/09	2/28/10	9/1/09 - 2/28/10	9/1/09 - 2/28/10

India Select Fund	Class A	$ 1,000.00	$ 1,013.14	$ 11.73	2.35%
	Class C	1,000.00	1,010.66	14.21	2.85%
	Class I	1,000.00	1,015.62	9.25	1.85%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days (181) in the most recent fiscal half-year divided by the number of days (365) in the fiscal year.

Greenwich Advisors India Select Fund
Information about Trustees and Officers

February 28, 2010

(Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge and upon request, by calling 1-866-667-8733.

Name Address and Age[1]	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
John J. Cialone (53)	Trustee	Indefinite/February 9, 2007 - present	New York State Court Officer, Unified Court System of New York State, 1994- present.	1	None
Anthony J. Hertl (60)	Trustee	Indefinite/ February 9, 2007- present	Consultant to small and emerging businesses since 2000; Certified Public Accountant.	1	AdvisorOne Funds (5 portfolios); Satuit Capital Management Trust; Northern Lights Fund Trust (48 portfolios); Northern Lights Variable Trust (7 portfolios); Z-Seven Fund (1 portfolio)
John L. Martin (56)	Trustee	Indefinite/ April 21, 2008 - present	Senior Sales Consultant/Global Program Manager, IBM, from 1978 - present	1	None
Robert S. Pollock (74)	Trustee	Indefinite/ February 9, 2007- present	Chief Executive Officer and President, Continuum Partners (consulting firm), from 1999- present.	1	None

Greenwich Advisors India Select Fund
Information about Trustees and Officers (Continued)

February 28, 2010

(Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Suhas S. Kundapoor (35) [3]	President and Trustee	Trustee: Indefinite/ February, 1, 2007- present; President: Indefinite/ December 22, 2006- present.	Managing Director, Greenwich Equity Group (finance company), September 2006- present; President, Greenwich Advisors, LLC (investment adviser), September 2006- present Financial Analyst, In Interactive Brokers, LLC (finance company), 2004- September 2006; Senior Financial Analyst, Verizon (telecommunications), 2001-2004.	1	None
Anne M. Carley (44)	Secretary	Indefinite/ December 22, 2006 - present

Managing Director, Greenwich Advisors, LLC (investment adviser), 2005-present; Managing Director, Greenwich Equity Group, LLC (finance company), 2005-present; Principal, Rampant Financial Series (finance company), 2005- February 2006; Chief Financial Officer, R.J. Murphy & Associates (finance company); 2002-2004; Principal, Laconia Capital Corporation (finance company); June 2002- October 2002.

				N/A	N/A
Erik Naviloff (41) 450 Wireless Blvd. Hauppauge, NY 11788	Treasurer	Indefinite March 1, 2009- present.	Assistant Vice President Gemini Fund Services LLC since 2007; Senior Accounting Manager Fixed Income, Dreyfus Corporation 2002 to 2007	N/A	N/A
Mike J. Wagner (59) 450 Wireless Blvd. Hauppauge, NY 11788	Chief Compliance Officer	Indefinite March 1, 2009- present

President (4/06-present) and Chief Operating Officer (9/04–3/06) of Northern Lights Compliance Services, LLC; President and Manager, Gemini Fund Services, LLC (4/04-3/06); Director of Constellation Trust Company, LLC (1/05-12/08)

				N/A	N/A

1 Unless otherwise note, the mailing address of each Trustee and officer is 330 Railroad Avenue, Greenwich, CT 06830.

2 The “Fund Complex” consists of Greenwich Advisors Trust.

3 Suhas S. Kundapoor is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund’s investment advisor.

Greenwich Advisors India Select Fund
Supplemental Information

February 28, 2010

(Unaudited)

Renewal  of the Advisory Agreement

In connection with a meeting held on January 28, 2010 (the “Meeting”), the Board of Trustees (the “Board”) of Greenwich Advisors Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), met in person to consider the renewal of the investment advisory agreement (the “Agreement”) between Greenwich Advisors LLC (“Adviser”) and the Trust, on behalf of the Greenwich India Select Fund (the “Fund”).   In considering the Agreement, the Board was reminded of the materials that were provided to them at the January 14, 2010 Board meeting, including: (a) information regarding the Adviser's investment management personnel; (b) the Adviser's operations and financial condition; (c) the Adviser's brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged by the Adviser compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s overall fees and operating expenses compared with similar mutual funds; (f) the level of the Adviser's profitability from its fund-related operations; (g) the Adviser's and the Fund's compliance systems; (h) the Adviser's and the Fund's policies and procedures for personal securities transactions; and (i) the Fund’s performance compared with key indices.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its re-approval of the Agreement included the following:

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by the Adviser to the Fund, the Trustees considered that, under the terms of the Agreement, the Adviser would, subject to the supervision of the Board, provide or arrange to be provided to the Fund such investment advice as the Adviser in its discretion deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The Trustees discussed the Portfolio Manager’s investment experience and the quality of the investment and administrative services that the Fund has received from the Adviser.  The Trustees also considered the financial capacity of the Adviser to meet its obligations going forward.  The Trustees noted that the Adviser had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of the Fund’s investment policies and limitations, as well as the federal securities laws.  The Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Fees and Expenses. The Trustees reviewed the Adviser's profitability and its financial condition.    The Trustees noted that the Fund is not currently profitable to the Adviser.  The Trustees noted that the Adviser has no affiliations with the Fund’s transfer agent, fund accountant, custodian, distributor or any broker-dealers and, therefore, does not derive any benefits from the relationships these parties have with the Trust.

The Trustees considered the management fee paid by the Fund and compared that fee to management fees paid by funds in the Fund's peer group.  The Trustees compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and noted that the Fund's expense ratio was higher than its peers.  However, the Board also noted that given the Adviser's contractual obligation to cap expenses of the Fund at 2.35% for the Class A shares, 2.85% for the Class C shares and 1.85% for the Class I shares, the expenses were less than many of the peer funds.  The Board also noted that the Adviser pays the sub-advisory fee from its fee.  The Trustees concluded that the Fund’s management fee and expense ratio were acceptable in light of the quality of services the Fund received from the Adviser and the level of fees paid by funds in the peer group.

Greenwich Advisors India Select Fund
Supplemental Information (Continued)

February 28, 2010

(Unaudited)

Economies of Scale.  The Trustees noted that the Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees noted that breakpoints may be appropriate way for the Adviser to share its economies of scale with the Fund and its shareholders if it experiences a substantial growth in assets.  The Trustees recognized that the Fund has only three years of operations and that the absence of breakpoints continues to be acceptable under the circumstances.

Performance. The Board reviewed the Fund’s performance through November 30, 2009. The Board noted that although there were not many funds in the Fund's peer group, the Fund had performed well against its peers for the one year and since inception periods.  The Trustees reviewed the appropriateness of the peer groups and indexes used to compare Fund performance.  It was the consensus of the Board that they were pleased with the Fund’s relative performance as compared to the peer funds and the Fund's benchmark.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that re-approval of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously re-approved the Agreement.

Renewal of the Sub-Advisory Agreement

Also during the Meeting, the Board, including a majority of the Independent Trustees, also considered the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between SBI Funds Management (the “Sub-Adviser”) and the Trust, on behalf of the Fund.  The Board was reminded of the materials provided to it at the January 14, 2010 Board meeting.  In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  These materials included: (a) information on the investment performance of the Fund, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Sub-Adviser including information on (a) the overall organization of the Sub-Adviser, (b) investment management staffing, and (c) the financial condition of the Sub-Adviser.

In its consideration of the renewal of the Sub-Advisory Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its re-approval of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Trustees considered that SBI Funds Management is renowned for its experience in managing investments of India-based companies and reviewed information regarding SBI Funds Management and its key personnel.  The Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Sub-Adviser.

Performance. The Board reviewed the Fund’s performance through November 30, 2009, noting that the Sub-Adviser is responsible for the management of the Fund's assets under the guidance and supervision of the Adviser.  The Adviser noted that the Fund's outstanding performance was in part attributable to the experience and expertise of the Sub-Adviser.  It was the consensus of the Board that they were pleased with the Fund’s relative performance under the Sub-Adviser's management.

Greenwich Advisors India Select Fund
Supplemental Information (Continued)

February 28, 2010

(Unaudited)

Fees and Expenses. the Board noted that the Sub-Adviser's fees are paid out of the Adviser's fee, not borne by the Fund directly. Therefore, an analysis of the profitability of the Sub-Adviser in managing the Fund's assets was unnecessary and inappropriate.

Economies of Scale.  As to the extent to which the Sub-Adviser will realize economies of scale as the Fund grows, and whether the fee levels reflect these economies of scale for the benefit of investors the Trustees noted that the Sub-Advisory Agreement does contain breakpoints that reduce the fee rate on assets above $25 million. The Trustees noted that breakpoints at the Sub-Adviser level could result in increased profits for the Adviser, but that breakpoints are an appropriate way for the Adviser to share it economies of scale with the Fund and its shareholders if it experiences a substantial growth in assets.

Conclusion. The Board, having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Advisory fee structures are fair and reasonable, and unanimously approved the renewal of the Sub-Advisory Agreement.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-8733 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-667-8733.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more complete information, including investment objective, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus, please call 1-866-667-8733.

Mutual Funds are NOT FDIC insured. There is no bank guarantee.

Mutual funds may lose value.

The Greenwich Advisors India Select Fund is distributed by Foreside Fund Services, LLC.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Anthony J. Hertl, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2008 — $32,000

2009 — $32,000

2010 — $18,000

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2008 — $0

2009 — $0

2010 — $0

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2008 — $4,500

2009 — $4,500

2010 — $3,000

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2008 — $0

2009 — $0

2010 — $0

     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

        (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 — 100%

2009 — 100%

2010 — 100%

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

    (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

     Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Greenwich Advisors Trust

By (Signature and Title)	/s/ Suhas Kundapoor
Date May 7, 2010	Suhas Kundapoor, President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Suhas Kundapoor
Date May 7, 2010	Suhas Kundapoor, President

By (Signature and Title)	/s/ Erik Naviloff
Date May 7, 2010	Erik Naviloff, Treasurer